CACHE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS




                                                                      June 30,              December 30,                July 1,
ASSETS                                                                  2007                    2006                     2006
                                                             --------------------     --------------------     --------------------
                                                                     (Unaudited)                                       (Unaudited)
Current assets:
   Cash and equivalents                                      $        16,466,000      $        19,363,000      $        35,578,000
   Marketable securities                                              49,546,000               42,094,000               20,426,000
   Receivables, net                                                    2,944,000                4,794,000                3,176,000
   Inventories                                                        32,215,000               34,829,000               30,147,000
   Prepaid expenses and other current assets                           6,734,000                7,217,000                6,570,000
                                                             --------------------     --------------------     --------------------
                Total current assets                                 107,905,000              108,297,000               95,897,000


Equipment and leasehold improvements, net                             49,544,000               50,450,000               50,781,000

Other assets                                                             457,000                  439,000                  434,000
                                                             --------------------     --------------------     --------------------

                Total assets                                 $       157,906,000      $       159,186,000      $       147,112,000
                                                             ====================     ====================     ====================


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                          $        10,844,000      $        11,702,000      $        11,569,000
   Accrued compensation                                                1,710,000                1,689,000                1,542,000
   Accrued liabilities                                                 9,120,000               11,515,000               13,420,000
                                                             --------------------     --------------------     --------------------
                Total current liabilities                             21,674,000               24,906,000               26,531,000


Other liabilities                                                     15,681,000               15,749,000               15,450,000
Deferred income taxes, net                                             1,779,000                2,068,000                1,926,000

Commitments and contingencies


STOCKHOLDERS' EQUITY


   Common stock                                                          163,000                  163,000                  158,000
   Additional paid-in capital                                         45,526,000               44,646,000               36,278,000
   Retained earnings                                                  73,083,000               71,654,000               66,769,000
                                                             --------------------     --------------------     --------------------
                Total stockholders' equity                           118,772,000              116,463,000              103,205,000
                                                             --------------------     --------------------     --------------------

                Total liabilities and stockholders' equity   $       157,906,000      $       159,186,000      $       147,112,000
                                                             ====================     ====================     ====================

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


                          CACHE, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                         FOR THE TWENTY-SIX WEEKS ENDED
                                   (Unaudited)




                                                                   June 30,                    July 1,
                                                                     2007                       2006
                                                             --------------------     --------------------

Net sales                                                    $       135,381,000      $       135,503,000

Cost of sales, including buying and occupancy                         72,456,000               71,024,000
                                                             --------------------     --------------------

Gross profit                                                          62,925,000               64,479,000
                                                             --------------------     --------------------

Expenses:
   Store operating expenses                                           49,631,000               44,725,000
   General and administrative expenses                                12,493,000                9,734,000
   Lillie Rubin exit costs                                                     0                5,662,000
                                                             --------------------     --------------------
                Total expenses                                        62,124,000               60,121,000
                                                             --------------------     --------------------

Operating income                                                         801,000                4,358,000


Other income:
   Interest income                                                     1,484,000                1,193,000
                                                             --------------------     --------------------

Income before income taxes                                             2,285,000                5,551,000

Income tax provision                                                     857,000                2,165,000
                                                             --------------------     --------------------


Net income                                                   $         1,428,000      $         3,386,000
                                                             ====================     ====================



Basic earnings per share                                                   $0.09                    $0.21
                                                                   ==============     ====================

Diluted earnings per share                                                 $0.09                    $0.21
                                                                   ==============     ====================



Basic weighted average shares outstanding                             16,289,000               15,781,000
                                                                   ==============           ==============

Diluted weighted average shares outstanding                           16,719,000               16,151,000
                                                                   ==============           ==============

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


                          CACHE, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                          FOR THE THIRTEEN WEEKS ENDED
                                   (Unaudited)




                                                                    June 30,                  July 1,
                                                                      2007                      2006
                                                             --------------------      -------------------

Net sales                                                    $        71,027,000      $        71,682,000

Cost of sales, including occupancy and buying costs                   37,092,000               36,385,000
                                                             --------------------     --------------------

Gross profit                                                          33,935,000               35,297,000
                                                             --------------------     --------------------

Costs and expenses
   Store operating expenses                                           25,616,000               22,671,000
   General and administrative expenses                                 7,028,000                4,910,000
   Lillie Rubin exit costs                                                     0                5,662,000
                                                             --------------------     --------------------
                                                                      32,644,000               33,243,000
                                                             --------------------     --------------------

Operating income                                                       1,291,000                2,054,000
                                                             --------------------     --------------------


Other income:
   Interest income                                                       758,000                  664,000
                                                             --------------------     --------------------

Income before income taxes                                             2,049,000                2,718,000

Income tax provision                                                     765,000                1,060,000
                                                             --------------------     --------------------


Net income                                                   $         1,284,000      $         1,658,000
                                                             ====================     ====================



Basic earnings per share                                                   $0.08                    $0.11
                                                             ====================     ====================

Diluted earnings per share                                                 $0.08                    $0.10
                                                             ====================     ====================



Basic weighted average shares outstanding                             16,296,000               15,785,000
                                                                  ==============           ===============

Diluted weighted average shares outstanding                           16,672,000               16,168,000
                                                                  ==============           ===============

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